UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 20, 2021

Avinger, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chesapeake Drive
Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 241-7900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AVGR	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 20, 2021, Avinger, Inc., (the “Company”), held its 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”). At the 2021 Annual Meeting, the Company’s shareholders voted on the following proposals. The matters before the 2021 Annual Meeting are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on November 5, 2021.

Proposal No. 1 – Election of Directors: The following nominees were elected as Class III directors to serve until the 2024 annual meeting of stockholders and until their successor is duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-votes
James G. Cullen	16,903,122	2,659,659	26,686,393
Dr. Tamara N. Elias	17,355,718	2,207,063	26,686,393

Proposal No. 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm: The appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2021 was ratified:

Votes For	Votes Against	Abstentions	Broker Non-votes
43,323,826	2,672,141	253,207	0

Proposal No. 3 – Advisory Approval of Executive Compensation: To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as set forth in the Proxy Statement. The proposal was approved by a vote of the stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,386,646	2,898,775	277,360	26,686,393

Proposal No. 4 – Advisory Approval of the Frequency of Future Votes Regarding Executive Compensation: To approve, on an advisory basis, the preferred frequency of future stockholder advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstentions
17,116,112	893,511	807,280	745,878

Based upon the results set forth above with respect to the frequency of future advisory votes, and consistent with the Board's recommendation, the Board of Directors has determined that advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next required vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVINGER, INC.

Date: December 20, 2021	By:	/s/ Mark Weinswig
Mark Weinswig Chief Financial Officer